EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hirsch International Corp. (the “Company”) on Form 10-K for the eleven months ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Beverly Eichel, Executive Vice President – Finance, Chief Financial Officer and Secretary hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Beverly Eichel
Beverly Eichel, Executive Vice President of Finance,

Chief Financial Officer and Secretary

March 28, 2007

This certification is made solely for the purposes of 18 U.S.C. Section 1350 and is subject to the knowledge standard contained therein, and not for any other purpose.